UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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OPOWER, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OPOWER, INC.
1515 N. Courthouse Road, 8th Floor
Arlington, VA 22201

April 15, 2015

Dear Opower Stockholder:

I am pleased to invite you to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Opower, Inc. (“Opower”) to be held on May 27, 2015 at 1:00 p.m. Eastern Time at Opower’s headquarters at 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201.

Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of 2015 Annual Meeting of Stockholders and Proxy Statement.

Thank you for your ongoing support of and continued interest in Opower. We look forward to seeing you at our Annual Meeting.

Sincerely,

Daniel Yates
Chief Executive Officer

YOUR VOTE IS IMPORTANT

On or about April 15, 2015, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our 2015 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2014 Annual Report on Form 10-K (“2014 Annual Report”). The Notice provides instructions on how to vote online and includes instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2014 Annual Report can be accessed directly at the Internet address www.voteproxy.com using the control number located on your proxy card.

In order to ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote your shares as promptly as possible. Your participation will help to ensure the presence of a quorum at the meeting and save Opower the extra expense associated with additional solicitation. If you hold your shares through a broker, your broker is not permitted to vote on your behalf in the election of directors unless you provide specific instructions to the broker by completing and returning any voting instruction form that the broker provides (or following any instructions that allow you to vote your broker-held shares via the Internet). For your vote to be counted, you will need to communicate your voting decision before the date of the Annual Meeting. Voting your shares in advance will not prevent you from attending the Annual Meeting, revoking your earlier submitted proxy or voting your stock in person.

OPOWER, INC.
1515 N. Courthouse Road, 8th Floor
Arlington, VA 22201

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that Opower, Inc. will hold its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 27, 2015 at 1:00 p.m. Eastern Time at Opower’s headquarters at 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201 for the following purposes:

•	To elect three Class I directors, Messrs. Daniel Yates, Gene Riechers and Jon Sakoda to hold office until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015; and

•	To transact any other business that properly comes before the Annual Meeting (including adjournments, continuations and postponements thereof).

On or about April 15, 2015, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), containing instructions on how to access our proxy statement for our 2015 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2014 Annual Report on Form 10-K (“2014 Annual Report”). The Notice provides instructions on how to vote online and includes instructions on how to receive a paper copy of proxy materials by mail. This Proxy Statement and our 2014 Annual Report can be accessed directly at the Internet address www.voteproxy.com using the control number located on your proxy card.

Only stockholders of record at the close of business on April 2, 2015 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting as set forth in the Proxy Statement. If you plan to attend the Annual Meeting in person, you should be prepared to present photo identification such as a valid driver’s license and verification of stock ownership for admittance. You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on April 2, 2015 or hold a valid proxy for the Annual Meeting. If you are a stockholder of record, your ownership as of the Record Date will be verified prior to admittance into the meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the Record Date, such as an account statement or similar evidence of ownership. Please allow ample time for the admittance process.

If you have any questions regarding this information or the proxy materials, please contact our investor relations department at 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201 or investor@opower.com.

By Order of the Board of Directors,

Daniel Yates
Chief Executive Officer

Arlington, Virginia
April 15, 2015

OPOWER, INC.

2015 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

TABLE OF CONTENTS

GENERAL INFORMATION	1

PROPOSAL ONE: ELECTION OF DIRECTORS	4

CORPORATE GOVERNANCE	7

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	14

EXECUTIVE COMPENSATION	15

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	21

RELATED PARTY TRANSACTIONS	24

TRANSACTION OF OTHER BUSINESS	26

ADDITIONAL INFORMATION	26

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OPOWER, INC.
1515 N. Courthouse Road, 8th Floor
Arlington, VA 22201

PROXY STATEMENT

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 27, 2015

GENERAL INFORMATION

Our board of directors solicits your proxy on our behalf for the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment, continuation or postponement of the Annual Meeting for the purposes set forth in this proxy statement for our 2015 Annual Meeting of Stockholders (the “Proxy Statement”) and the accompanying Notice of 2015 Annual Meeting of Stockholders. The Annual Meeting will be held at 1:00 p.m. Eastern Time on May 27, 2015 at Opower’s headquarters at 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201. On or about April 15, 2015, we mailed our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Statement and our 2014 Annual Report on Form 10-K (“2014 Annual Report”).

In this Proxy Statement the terms “Opower,” “the company,” “we,” “us,” and “our” refer to Opower, Inc. and its subsidiaries. The mailing address of our principal executive offices is Opower, Inc., 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201.

Record Date	April 2, 2015.

Quorum	A majority of the shares of all issued and outstanding stock entitled to vote on the Record Date must be present in person or represented by proxy to constitute a quorum.

Shares Outstanding	50,951,167 shares of common stock outstanding as of April 2, 2015.

Voting	There are three ways a stockholder of record can vote:

(1) by Internet at www.voteproxy.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on May 26, 2015 (have your proxy card in hand when you visit the website);

We encourage you to vote this way as it is the most cost-effective method;

(2) by completing and mailing your proxy card, which must be received before the start of the Annual Meeting; or

(3) by written ballot at the Annual Meeting.

In order to be counted, proxies submitted by Internet must be received by 11:59 p.m. Eastern Time on May 26, 2015. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you hold your shares through a bank or broker, please follow their instructions.

Revoking Your Proxy	Stockholders of record may revoke their proxies by attending the Annual Meeting and voting in person, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is counted or by voting again using the Internet before the cutoff time (your latest Internet proxy is the one that will be counted). If you hold shares through a bank or broker, you may revoke any prior voting instructions by contacting that firm.

Votes Required to Adopt Proposals

Each share of our common stock outstanding on the Record Date is entitled to one vote on any proposal presented at the Annual Meeting:

For Proposal One, the election of directors, the three nominees receiving the greatest number of votes will be elected as directors.

For Proposal Two, a majority of the votes properly cast is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Effect of Abstentions and Broker Non-Votes

Votes withheld from any nominee, abstentions and “broker non-votes” (i.e., where a broker has not received voting instructions from the beneficial owner and for which the broker does not have discretionary power to vote on a particular matter) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Only Proposal Two, the ratification of the appointment of PricewaterhouseCoopers LLP, is considered a routine matter where brokers are permitted to vote shares held by them without instruction. If your shares are held through a broker, those shares will not be voted in the election of directors unless you affirmatively provide the broker instructions on how to vote.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote “FOR” the election of the nominees for director and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Form 8-K within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as they become available.

Notice of Internet Availability of Proxy Materials	In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2014 Annual Report, primarily via the Internet. On or about April 15, 2015, we mailed to our stockholders a “Notice of Internet Availability of Proxy Materials” (the “Notice”) that contains instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and 2014 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of

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the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings

Additional Solicitation/Costs	We are paying for the distribution of the proxy materials and solicitation of the proxies. As part of this process, we reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the Notice and proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our board of directors is divided into three staggered classes of directors as nearly equal in number as possible. One class is elected each year at the annual meeting of stockholders for a term of three years. The term of the Class I directors expires at the Annual Meeting. The term of the Class II directors expires at the 2016 annual meeting and the term of the Class III directors expires at the 2017 annual meeting. After the initial terms expire, directors are expected to be elected to hold office for a three-year term or until the election and qualification of their successors in office, subject to their earlier resignation or removal.

Nominees

Our board of directors has nominated Messrs. Daniel Yates, Gene Riechers and Jon Sakoda for election as Class I directors to hold office until the 2018 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal. Each of the nominees is a current member of our board of directors and has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. In the event that any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the present board of directors. In the alternative, the proxies may vote only for the remaining nominees, which would leave a vacancy on the board of directors. The board of directors may fill such vacancy at a later date or reduce the size of the board of directors. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES.

The biographies of each of the nominees and continuing directors below contain information regarding each such person’s service as a director, business experience, director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our board of directors to determine that the person should serve as a director of the company. In addition to the information presented below regarding each nominee’s and continuing director’s specific experience, qualifications, attributes and skills that led the board of directors to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors. Finally, we value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Our corporate governance guidelines also dictate that a majority of the board of directors be comprised of independent directors whom the board of directors has determined have no material relationship with the company and who are otherwise “independent” directors under the published listing requirements of the New York Stock Exchange (“NYSE”).

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Directors

The following table sets forth information regarding our directors, including their ages, as of December 31, 2014:

Name	Age	Positions and Offices Held with the Company
Daniel Yates	37	Founder, Chairman, Chief Executive Officer and Director
Alex Laskey	38	Founder, President and Director

Mark McLaughlin	49	Director
Dipchand Nishar	46	Director
Gene Riechers	59	Director
Marcus Ryu	41	Director
Jon Sakoda	37	Director
Harry Weller	45	Director

Information Concerning Nominees for Election for a Three-Year Term Ending at the 2018 Annual Meeting

Daniel Yates co-founded Opower and has served as our Chief Executive Officer and as a member of our board of directors since June 2007. Mr. Yates was appointed Chairman of our board of directors in February 2014. Prior to founding Opower, Mr. Yates was the founder and chief executive officer at Edusoft, an educational software company that was acquired by Houghton Mifflin Company. Mr. Yates holds a Bachelor of Arts in computer science from Harvard University.

We believe that Mr. Yates is qualified to serve as a member of our board of directors because of his experience and perspective as our Chief Executive Officer and founder.

Gene Riechers has served on our board of directors since September 2011. Mr. Riechers has served as the vice chairman of EverFi, Inc., an educational technology company, since 2012. From 2002 to 2011, Mr. Riechers was a general partner of Valhalla Partners, a venture capital firm. Mr. Riechers holds a Masters in Business Administration from Loyola College and a Bachelor of Science in accounting from Pennsylvania State University.

We believe that Mr. Riechers is qualified to serve as a member of our board of directors because of his experience as a seasoned investor, a current and former director of many companies and his financial and accounting expertise.

Jon Sakoda has served on our board of directors since October 2008. Mr. Sakoda is a partner of New Enterprise Associates, a venture capital firm, which he joined in 2006. Prior to joining New Enterprise Associates, Mr. Sakoda co-founded IMlogic, Inc., which was acquired by Symantec Corporation, and served as its chief technology officer and vice president of products from 2001 to 2006. Prior to that, Mr. Sakoda was an analyst at Goldman, Sachs & Co. Mr. Sakoda currently serves on the board of directors of several private companies. Mr. Sakoda holds a Bachelor of Arts in chemistry from Harvard University.

We believe that Mr. Sakoda is qualified to serve as a member of our board of directors because of his experience as a seasoned investor, a current and former director of many companies and his knowledge of the software industry.

Information Concerning Directors Continuing in Office Until the 2016 Annual Meeting

Marcus Ryu has served on our board of directors since August 2013. Mr. Ryu has served as president and chief executive officer of Guidewire Software, Inc., a publicly-traded software company that sells to the insurance industry, since 2010 and as a member of its board of directors since 2001. From 2001 to 2010, Mr. Ryu served in various other management positions at Guidewire. Prior to founding Guidewire, from 2000 to 2001, Mr. Ryu was vice president of strategy at Ariba, Inc., a software-as-a-service provider of collaborative business commerce solutions for buying and selling goods and services. Mr. Ryu holds a Bachelor of Arts in economics from Princeton University and a Bachelor of Philosophy from New College, Oxford University.

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We believe that Mr. Ryu is qualified to serve as a member of our board of directors because of his experience as a public company chief executive officer and his knowledge of selling software into a large vertical industry.

Harry Weller has served on our board of directors since October 2008. Mr. Weller is a general partner of New Enterprise Associates, a venture capital firm, which he joined in 2002. Prior to that, Mr. Weller was a partner of FBR Technology Venture Partners. Mr. Weller currently serves on the board of directors of several private companies. Mr. Weller holds a Masters in Business Administration from Harvard Business School and a Bachelor of Science in physics from Duke University.

We believe that Mr. Weller is qualified to serve as a member of our board of directors because of his experience as a seasoned investor, a current and former director of many companies and his knowledge of the software industry.

Information Concerning Directors Continuing in Office Until the 2017 Annual Meeting

Alex Laskey co-founded Opower and has served as our President and as a member of our board of directors since June 2007. Mr. Laskey currently serves as a Commissioner for the Alliance to Save Energy’s Commission on National Energy Efficiency Policy and as a member of the board of directors of the Conservation Lands Foundation. Mr. Laskey holds a Bachelor of Arts in history of science from Harvard University.

We believe that Mr. Laskey is qualified to serve as a member of our board of directors because of his experience and perspective as our President and founder.

Mark McLaughlin has served as our director since October 2013. Mr. McLaughlin has served as president and chief executive officer and as a member of the board of directors of Palo Alto Networks, Inc., a publicly-traded network security company, since 2011, and as the chairman of the board of directors since 2012. From August 2009 through 2011, Mr. McLaughlin served as president and chief executive officer and as a director at VeriSign, Inc., a provider of Internet infrastructure services, and from January 2009 to August 2009, Mr. McLaughlin served as president and chief operating officer at VeriSign. From 2000 through 2007, Mr. McLaughlin served in several roles at VeriSign, including as executive vice president, products and marketing. In 2011, President Barack Obama appointed Mr. McLaughlin to serve on the President’s National Security Telecommunications Advisory Committee. Mr. McLaughlin holds a Bachelor of Science from the U.S. Military Academy at West Point and a Juris Doctor from Seattle University School of Law.

We believe that Mr. McLaughlin is qualified to serve as a member of our board of directors because of his experience as a public company executive and his knowledge of the technology industry.

Dipchand Nishar has served on our board of directors since August 2013. Mr. Nishar has served as senior vice president, products and user experience at LinkedIn Corporation from 2011 to 2014, and served as its vice president, products from 2009 until 2011. Prior to that, Mr. Nishar served in several roles, including most recently as the senior director of products for the Asia-Pacific region at Google Inc. from 2003 to 2009. Mr. Nishar currently serves on the board of directors of TripAdvisor, LLC, a publicly-traded travel services company. Mr. Nishar holds a Masters in Business Administration from Harvard Business School, Master of Science in electrical engineering from University of Illinois, Urbana-Champaign, and a Bachelor of Technology from the Indian Institute of Technology.

We believe that Mr. Nishar is qualified to serve as a member of our board of directors because of his experience as a public company executive and his knowledge of the technology industry.

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CORPORATE GOVERNANCE

Our board of directors, which is elected by our stockholders, is responsible for directing and overseeing our business and affairs. In carrying out its responsibilities, the board of directors selects and monitors our top management, provides oversight of our financial reporting processes and determines and implements our corporate governance policies.

Our board of directors and management are committed to good corporate governance to ensure that we are managed for the long-term benefit of our stockholders, and we have a variety of policies and procedures to promote such goals. To that end, during the past year, our management periodically reviewed our corporate governance policies and practices to ensure that they remain consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), SEC rules and the listing standards of the NYSE.

Besides verifying the independence of the members of our board of directors and committees (which is discussed in the section titled “Director Independence” below), at the direction of our board of directors, we also:

•	Intend to periodically review and make necessary changes to the charters for our audit, compensation and nominating and corporate governance committees;

•	Have established disclosure control policies and procedures in accordance with the requirements of the Sarbanes-Oxley Act and the rules and regulations of the SEC;

•	Have a procedure for receipt and treatment of anonymous and confidential complaints or concerns regarding audit or accounting matters in place; and

•	Have a code of business conduct and ethics that applies to our officers, directors and employees.

In addition, we have adopted a set of corporate governance guidelines. The nominating and corporate governance committee is responsible for reviewing our corporate governance guidelines from time to time and reporting and making recommendations to the board of directors concerning corporate governance matters. Our corporate governance guidelines address such matters as:

•	Director Independence - Independent directors must constitute at least a majority of our board of directors;

•	Monitoring Board Effectiveness - The board of directors must conduct an annual self-evaluation of the board of directors and its committees;

•	Board Access to Independent Advisors - Our board of directors as a whole, and each of its committees separately, have authority to retain independent consultants, counselors or advisors as each deems necessary or appropriate; and

•	Board Committees - All members of the audit, compensation and nominating and corporate governance committees are independent in accordance with applicable NYSE criteria.

Meetings of the Board of Directors

Our board of directors held seven meetings in fiscal year 2014. Each director attended at least 75% of all meetings of the board of directors and the committees on which they served that were held during fiscal year 2014. Under our corporate governance guidelines, directors are expected to be active and engaged in discharging their duties and to keep themselves informed about our business and operations. Directors are encouraged to attend our annual meeting of stockholders, and are expected to attend all meetings of the board of directors and all meetings of the committees on which they serve.

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Director Independence

Consistent with our corporate governance guidelines and applicable SEC and NYSE rules and regulations, our board of directors has determined that, as of the date of this Proxy Statement, six out of the eight members of our board of directors are “independent,” with the two non-independent members being Daniel Yates, our Chief Executive Officer, and Alex Laskey, our President. In addition, all members of the audit, compensation and nominating and corporate governance committees are “independent.”

Lead Independent Director

Our board of directors has appointed Mr. Ryu to serve as our lead independent director. As lead independent director, Mr. Ryu will preside over periodic meetings of our independent directors, serve as a liaison between our Chairman of the board of directors and the independent directors, and perform such additional duties as our board of directors may otherwise determine and delegate.

Board’s Role in Risk Oversight

The board of directors’ role in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate Board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on our company, and the steps we take to manage them. When a Board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board of directors meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of the Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors. Each of the audit, compensation and nominating and governance committees operates pursuant to a separate written charter adopted by our board of directors that is available to stockholders on our Internet website at http://investor.opower.com.

Audit Committee

Our audit committee consists of Messrs. Riechers, Ryu and Weller, with Mr. Riechers serving as Chairman. In 2014, our audit committee held seven meetings. The composition of our audit committee meets the requirements for independence under current NYSE listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the NYSE listing standards. In addition, our board of directors has determined that Mr. Riechers is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act. Our audit committee has the following responsibilities, among other things:

•	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•	help to ensure the independence and performance of the independent registered public accounting firm;

•	discuss the scope and results of the audit with the independent registered public accounting firm, and review, with management and the independent registered public accounting firm, our interim and year-end results of operations;

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•	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•	review our policies on risk assessment and risk management;

•	review related party transactions;

•	obtain and review a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material issues with such procedures, and any steps taken to deal with such issues; and

•	approve (or, as permitted, pre-approve) all audit and all permissible non-audit services, other than de minimis non-audit services as defined in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended, to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter, a current copy of which is available on our Internet website at http://investor.opower.com.

Compensation Committee

Our compensation committee consists of Messrs. McLaughlin, Nishar and Sakoda, with Mr. Sakoda serving as Chairman. In 2014, our compensation committee held five meetings. The composition of our compensation committee meets the requirements for independence under NYSE listing standards and SEC rules and regulations. Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code (the “Code”). The purpose of our compensation committee is to discharge the responsibilities of our board of directors relating to compensation of our executive officers. Our compensation committee has the following responsibilities, among other things:

•	review, approve and determine, or make recommendations to our board of directors regarding, the compensation of our executive officers;

•	administer our stock and equity incentive plans;

•	review and approve, or make recommendations to our board of directors regarding, incentive compensation and equity plans; and

•	establish and review general policies relating to compensation and benefits of our employees.

Our compensation committee operates under a written charter, a current copy of which is available on our Internet website at http://investor.opower.com.

Nominating and Corporate Governance Committee

Our nominating and governance committee consists of Messrs. McLaughlin, Ryu and Weller, with Mr. Weller serving as Chairman. In 2014, our nominating and corporate governance committee did not hold any meetings. The composition of our nominating and governance committee meets the requirements for independence under NYSE listing standards and SEC rules and regulations. Our nominating and governance committee has the following responsibilities, among other things:

•	identify, evaluate and select, or make recommendations to our board of directors regarding, nominees for election to our board of directors and its committees;

•	evaluate the performance of our board of directors and of individual directors;

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•	consider and make recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	review developments in corporate governance practices;

•	evaluate the adequacy of our corporate governance practices and reporting; and

•	develop and make recommendations to our board of directors regarding corporate governance guidelines and matters.

The nominating and governance committee operates under a written charter, a current copy of which is available on our Internet website at http://investor.opower.com.

Identifying and Evaluating Director Nominees

The board of directors is responsible for identifying and evaluating its own members. The board of directors delegates the identification and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors and management will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors.

Minimum Qualifications

The nominating and corporate governance committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the board of directors’ selection as nominees for the board of directors and as candidates for appointment to the board of directors’ committees. The nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, shall have sufficient time to devote to the affairs of the company, demonstrated excellence in his or her field, a history of actively contributing at board meetings to the extent such nominee serves or has previously served on other boards, and shall be most effective, in conjunction with the other nominees to the board of directors, in collectively serving the long-term interests of the stockholders.

In evaluating proposed director candidates, the nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board of directors membership approved by the board of directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, whether the nominee, if elected, assists in achieving a mix of board of directors members that represents a diversity of background and experience, his or her independence and the needs of the board of directors.

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Stockholder Recommendations

Stockholders may submit recommendations for director candidates to the nominating and corporate governance committee by sending the individual’s name and qualifications to our Corporate Secretary at Opower, Inc., 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201, who will forward all recommendations to the nominating and corporate governance committee. The nominating and corporate governance committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

Stockholder Communications

The board of directors provides to every stockholder the ability to communicate with the board of directors, as a whole, and with individual directors on the board of directors through an established process for stockholder communication. For a stockholder communication directed to the board of directors as a whole, stockholders may send such communication to our General Counsel or Legal Department via electronic mail to investor@opower.com or via U.S. Mail or Expedited Delivery Service to: Opower, Inc., 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201, Attn: General Counsel or Legal Department.

For a stockholder communication directed to an individual director in his or her capacity as a member of the board of directors, stockholders may send such communication to the attention of the individual director via electronic mail to investor@opower.com or via U.S. Mail or Expedited Delivery Service to: Opower, Inc., 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201, Attn: [Name of Individual Director].

Stockholders may also submit communications directed to either the board of directors as a whole or to an individual director in his or her capacity as a member of the board of directors through our website, http://investor.opower.com. We will forward by electronic mail or U.S. Mail any such stockholder communication to each director to whom such stockholder communication is addressed to the address specified by each such director and the Chairperson of the Board as appropriate, depending on the facts and circumstances outlined in the communication. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded with the provision that any communication that is filtered out will be made available to any non-employee director upon request.

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PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF
OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2015, and we are asking you and other stockholders to ratify this appointment. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2008.

The audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, the board of directors determined to submit to stockholders for ratification the appointment of PricewaterhouseCoopers LLP. A majority of the votes properly cast is required in order to ratify the appointment of PricewaterhouseCoopers LLP. In the event that a majority of the votes properly cast do not ratify this appointment of PricewaterhouseCoopers LLP, we will review our future appointment of PricewaterhouseCoopers LLP.

We expect that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

In connection with our initial public offering, we adopted a policy under which the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm, other than de minimis non-audit services as defined in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended. As part of its review, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board. The audit committee pre-approved all services performed since the pre-approval policy was adopted.

Audit and Non-Audit Fees

The following table sets forth the fees billed by PricewaterhouseCoopers LLP for audit, audit-related, tax and all other services rendered for 2014 and 2013 (in thousands):

Fee Category	2014	2013
Audit Fees	$716,000	$1,090,000
Audit-Related Fees	-	-
Tax Fees	71,000	29,495
All Other Fees	1,800	1,800
Total Fees	$788,800	$1,121,295

Audit Fees. Consist of aggregate fees for professional services provided in connection with the annual audit of our consolidated financial statements, the review of our quarterly condensed consolidated financial statements, services in connection with our registration statements on Form S-1 related to our initial public offering, consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees. Consist of aggregate fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our consolidated financial statements and were not reported above under “Audit Fees.”

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Tax Fees. Consist of aggregate fees for tax compliance, tax advice and tax planning services including the review and preparation of our federal and state income tax returns.

All Other Fees. Consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those disclosed above, which include subscription fees paid for access to online accounting research software applications and data.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this audit committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Opower, Inc. (the “Company”) specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the audit committee of the board of directors. The audit committee consists of the three directors whose names appear below. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act, and the applicable NYSE rules. Each member of the audit committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE.

The audit committee’s general role is to assist the board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter, which is available at investor.opower.com.

The audit committee has reviewed the Company’s consolidated financial statements for 2014 and met with management, as well as with representatives of PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements. The audit committee also discussed with members of PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board (“PCAOB”).

In addition, the audit committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and discussed with members of PricewaterhouseCoopers LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements for 2014 be included in its Annual Report on Form 10-K for 2014.

Audit Committee

Gene Riechers (Chairperson)
Marcus Ryu
Harry Weller

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EXECUTIVE COMPENSATION

Overview

Our compensation programs are designed to:

•	maintain compensation that is equitable in a competitive marketplace;

•	provide opportunities that tie pay with our annual and long-term performance goals;

•	encourage the achievement of strategic objectives and the creation of stockholder value;

•	recognize and reward both team and individual achievements;

•	maintain an appropriate balance between base salary and short-term incentives and long-term incentive opportunity; and

•	attract, motivate and retain talented executives critical to our success.

Our compensation committee is primarily responsible for developing and implementing our compensation policies and establishing and approving the compensation for all of our executive officers. The compensation committee oversees our compensation and benefit plans and policies, administers our equity incentive plans and reviews and approves annually all compensation decisions relating to all of our executive officers, including our Chief Executive Officer. The compensation committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers other than himself. Our compensation committee has the authority under its charter to engage the services of a consulting firm or other outside advisor to assist it in designing our compensation programs and in making compensation decisions and has engaged Compensia, a compensation consultant, to provide independent compensation analysis.

Executive Compensation Components

Our executive compensation consists of base salary, cash incentive bonuses, long-term incentive compensation, primarily in the form of stock options and restricted stock units, and broad-based benefits programs. We have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation. The compensation committee considers a number of factors in setting compensation for our executive officers, including Company performance, as well as the executive’s performance, experience, responsibilities and the compensation of executive officers in similar positions at comparable companies.

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Summary Compensation Table – 2014

The following table sets forth summary information concerning compensation earned by or paid to the following persons: (i) all persons serving as our principal executive officer during 2014 and (ii) our two other most highly compensated executive officers who received compensation during 2014 of at least $100,000 and who were serving as executive officers on December 31, 2014. We refer to these persons as our “named executive officers.” The following table includes all compensation earned by the named executive officers for the respective periods, regardless of whether such amounts were actually paid during the period.

Name and Principal Position	Year	Salary ($)		Option Awards ($)(1)		Non-Equity Incentive Plan Compensation($)		All Other Compensation($)(2)	Total ($)
Daniel Yates

Chief Executive Officer and Founder	2014	250,000		—		—		1,200	251,200
	2013	250,000		7,928,934	(3)	—		1,200	8,180,134

Thomas Kramer

Chief Financial Officer	2014	312,500	(4)	—		—		5,608	318,108

Jeremy Kirsch

Senior Vice President of Worldwide Sales	2014	240,000		—		125,000	(5)	19,520	384,520
	2013	240,000		193,501	(6)	59,000	(7)	6,619	499,120

(1)	The amounts reported represent the aggregate grant date fair value of the stock options awarded to the named executive officer in the fiscal year indicated, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in the notes to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.
(2)	The amount reported for Mr. Kirsch in 2014 consists of $50 per pay period for transportation expenses, $12,302 for a Company paid trip for Mr. Kirsch for meeting or exceeding certain sales goals for 2013 and a related tax gross-up of $6,018.
(3)	Represents an option to purchase 857,168 shares of common stock that vests over 48 months as described in footnote (2) in the table below titled “Outstanding Equity Awards at 2014 Year-End.”
(4)	On March 25, 2015, the compensation committee approved a retroactive increase to Mr. Kramer’s base salary from $312,500 to $332,500, effective October 1, 2014. Amounts payable pursuant to the increase with respect to the year ended December 31, 2014 will be paid in 2015.
(5)	The amount reported reflects bonus payments made to, or earned by Mr. Kirsch based upon the achievement of certain quantitative sales performance goals as well as qualitative sales management goals for 2014.
(6)	Represents an option to purchase 110,000 shares of common stock that vests over four years as described in footnote (6) in the table below titled “Outstanding Equity Awards at 2014 Year-End.”
(7)	The amount reported reflects bonus payments made to, or earned by, Mr. Kirsch based upon the achievement of certain quantitative sales performance goals as well as qualitative sales management goals for 2013.

Narrative Disclosure to the Summary Compensation Table

Employment Arrangements with our Named Executive Officers

Jeremy Kirsch. We have entered into an offer letter with Jeremy Kirsch, our Senior Vice President of Worldwide Sales. Mr. Kirsch currently receives a base salary of $240,000 and is eligible to receive a bonus for each six-month period of his employment based upon the achievement of certain performance goals. Pursuant to his offer letter, if, following the consummation of a “corporate transaction” that constitutes a “triggering event,” each as defined in our Amended and Restated 2007 Stock Plan, or the 2007 Plan, we terminate Mr. Kirsch’s employment with us for any reason other than “cause,” death or “disability,” each as defined in the 2007 Plan, or Mr. Kirsch

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resigns his employment for “good reason,” as defined in the offer letter, we will pay Mr. Kirsch severance of $50,000.

Thomas Kramer. We have entered into an employment agreement with Thomas Kramer, our Chief Financial Officer. Mr. Kramer currently receives a base salary of $332,500. Pursuant to his employment agreement, if Mr. Kramer experiences an involuntary separation from service, including an “involuntary resignation,” as defined in the employment agreement, he will be eligible to receive base salary continuation for six months following termination and company paid health coverage until the earliest of (i) 12 months following his termination of employment, (ii) the expiration of his eligibility for continuation coverage under COBRA or (iii) the date that he becomes eligible for substantially equivalent health insurance in connection with new employment or self-employment. In addition, in the event of an involuntary separation from service, the stock option held by Mr. Kramer shall remain exercisable until the earlier of one year following his termination of employment or the option expiration date.

Outstanding Equity Awards at 2014 Year-End

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2014.

	Option Awards(1)						Stock Awards(1)
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Daniel Yates	8/27/2013	(2)	27,700	41,550	7.22	8/27/2018	—	—
	8/27/2013	(2)(3)	787,918	—	6.56	8/27/2023	—	—
Thomas Kramer	12/13/2011	(4)(5)	47,846	3	2.09	12/12/2021	97,670	1,389,844
Jeremy Kirsch	4/17/2013	(6)(7)	38,958	71,042	4.19	4/16/2023	—	—
	9/14/2012	(7)(8)	24,166	15,834	2.59	9/13/2022	—	—
	7/27/2008	(7)(9)	709,500	—	0.05	7/26/2018	—	—

(1)	Each equity award was granted pursuant to our 2007 Plan.
(2)	The shares underlying this option vest as follows: 1/60th of the shares underlying the option vest monthly over 24 months beginning on September 30, 2013 and 1/40th of the shares underlying the option vest monthly over the following 24 months. This option is structured such that it will be treated as an incentive stock option to the maximum extent permitted under the Code.
(3)	This option contains an early exercise feature and all shares underlying the option were exercisable upon grant.
(4)	The shares underlying this option vest as follows: 6,181 of the shares underlying the option vested on September 14, 2014 and 13,229 of the shares underlying the option vest on the 14th day of each month thereafter. However, this option is subject to earlier exercise as follows: 47,846 of the shares underlying the option became exercisable on each of December 13, 2011, January 1, 2012, January 1, 2013 and January 1, 2014 and the remaining three shares underlying the option become exercisable on January 1, 2015.
(5)	The lesser of 50% of the shares underlying these awards or the aggregate remaining unvested shares subject to these awards will immediately vest and become exercisable or nonforfeitable if the company experiences a “corporate transaction” that constitutes a “triggering event” (as such terms are defined in the 2007 Plan) and, following the consummation of such triggering event, either (i) Mr. Kramer’s continuous service status is terminated for any reason other than “cause” (as defined in the 2007 Plan), death or “disability” (as defined in the 2007 Plan) or (ii) Mr. Kramer experiences an “involuntary resignation” (as defined in the agreements governing such awards).
(6)	The shares underlying this option vest as follows: 25% of the shares underlying the option vest and become exercisable on July 1, 2014 and the remaining 75% of the shares underlying the option vest and become exercisable in equal monthly installments over the following 36 months.
(7)	50% of the unvested shares underlying this option will vest and become exercisable as of immediately prior to the closing of a “corporate transaction” or the date of termination of employment, as applicable, in the

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event of corporate transaction that constitutes a “triggering event” (as such terms are defined in the 2007 Plan) if either (i) the successor corporation does not assume or substitute the stock option and the option is not terminated in exchange for a payment of cash, securities and/or other property or (ii) Mr. Kirsch’s “continuous service status” (as defined in the 2007 Plan) is terminated by us for any reason other than “cause” (as defined in the 2007 Plan), death or “disability” (as defined in the 2007 Plan) at any time following the consummation of such triggering event.
(8)	The shares underlying this option vest as follows: 25% of the shares underlying the option vested and became exercisable on July 14, 2013 and the remaining 75% of the shares underlying the option vest and become exercisable in equal monthly installments over the following 36 months.
(9)	The shares underlying this option vested as follows: 12.5% of the shares underlying the option vested on January 14, 2009, an additional 21.875% of the shares underlying the option vested on July 14, 2009 and the remaining shares underlying the option vested in equal monthly installments over the following 36 months.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during 2014. Pursuant to our non-employee director compensation policy, as described below, in May 2014, the board of directors approved an annual grant of restricted stock units in the amounts set forth below to each of our non-employee directors other than Messrs. Sakoda and Weller. Other than as set forth in the table below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in the year ended December 31, 2014. All of our directors are entitled to reimbursement for reasonable travel expenses incurred in attending our board of directors meetings and committee meetings. Mr. Yates, our Chief Executive Officer, and Mr. Laskey, our President, receive no compensation for their service as directors, and the compensation received by Mr. Yates as an employee during 2014 is presented in the Summary Compensation Table – 2014 above.

Director Name	Stock Awards ($)(1)	Total ($)
Mark McLaughlin(2)	207,992	207,992
Dipchand Nishar(3)	204,995	204,995
Gene Riechers(4)	222,993	222,993
Marcus Ryu(5)	230,985	230,985
Jon Sakoda(6)	—	—
Harry Weller(6)	—	—

(1)	The amounts reported represent the aggregate grant-date fair value of restricted stock units awarded to the director, calculated in accordance with ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant date fair value of the restricted stock units reported in this column are set forth in the notes to our audited financial statements included in our annual report on Form 10-K for the year ended December 31, 2014.
(2)	As of December 31, 2014, Mr. McLaughlin held restricted stock units covering 6,246 shares of our common stock.
(3)	As of December 31, 2014, Mr. Nishar held restricted stock units covering 6,156 shares of our common stock.
(4)	As of December 31, 2014, Mr. Riechers held (i) restricted stock units covering 6,697 shares of our common stock and (ii) an option to purchase 30,000 shares of our common stock, which vested in 24 equal monthly installments beginning on September 13, 2011.
(5)	As of December 31, 2014, Mr. Ryu held restricted stock units covering 6,937 shares of our common stock.
(6)	As of December 31, 2014, neither of Messrs. Sakoda or Weller held any outstanding equity awards.

Our board of directors has adopted a non-employee director compensation policy that is designed to provide a total compensation package that enables us to attract and retain, on a long-term basis, high caliber non-employee directors. Under the policy, all non-employee directors will be paid an annual equity retainer in the form of restricted stock unit awards as set forth below:

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Value of Restricted Stock Units
Board of Directors:
All non-employee members	$200,000
Additional retainer for Lead Independent Director	$20,000

Audit Committee:
Chairperson	$15,000
Non-Chairperson members	$8,000

Compensation Committee:
Chairperson	$10,000
Non-Chairperson members	$5,000

Nominating and Corporate Governance Committee:
Chairperson	$6,000
Non-Chairperson members	$3,000

Annual equity award retainer grants will be made to non-employee directors then serving on the board of directors at each annual meeting of stockholders of the Company beginning with the 2015 annual meeting. The restricted stock units subject to these awards vest in four equal quarterly installments on each quarterly anniversary of the date of grant, provided that the non-employee director continues to serve as a director of the Company on each such date.

Compensation Risk Assessment

We believe that our executive compensation programs do not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. In addition, Compensia has provided an independent risk analysis of our compensation programs and has concluded that our compensation programs are not reasonably likely to have a material adverse effect on us. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on our company.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, none of our executive officers currently served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

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REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this compensation committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that Opower, Inc. specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The compensation committee has reviewed and discussed the section captioned “Executive Compensation” with management. Based on such review and discussions, the compensation committee recommended to the board of directors that this “Executive Compensation” section be included in this proxy statement.

Compensation Committee

Jon Sakoda (Chairperson)
Mark McLaughlin
Dipchand Nishar

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of December 31, 2014, for:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	our Named Executive Officers;

•	each of our directors and director nominees; and

•	all executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

The table lists applicable percentage ownership based on 50,372,369 shares of common stock outstanding as of December 31, 2014. Options to purchase shares of our common stock that are exercisable within 60 days of December 31, 2014, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person, but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Unless otherwise indicated, the address for each beneficial owner is c/o Opower, Inc., 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares of Common Stock	Percent of Class (%)

5% Stockholders:
Entities affiliated with New Enterprise Associates(1)	8,989,766	17.8
FMR LLC(2)	6,830,517	13.6

Directors and Executive Officers:
Daniel Yates(3)	9,116,001	17.8
Jeremy Kirsch(4)	1,018,665	2.0
Thomas Kramer(5)	611,000	1.2
Alex Laskey(6)	7,094,411	13.9
Mark McLaughlin(7)	49,369	*
Dipchand Nishar(8)	64,734	*
Gene Riechers(9)	68,460	*
Marcus Ryu(10)	130,404	*
Jon Sakoda	-	-
Harry Weller	-	-
All directors and executive officers as a group (11 persons)(11)	18,502,627	34.9

* Less than one percent (1%).

(1)	Based solely on the information reported in the Schedule 13G filed with the SEC by New Enterprise Associates 12, Limited Partnership (“NEA 12”); NEA Partners 12, Limited Partnership (“NEA Partners 12”), NEA 12 GP, LLC (“NEA 12 GP”), M. James Barrett (“Barrett”), Peter J. Barris (“Barris”), Forest Baskett (“Baskett”), Ryan D. Drant (“Drant”), Patrick J. Kerins (“Kerins”), Krishna S. Kolluri (“Kolluri”) and Scott D. Sandell (“Sandell”) (collectively, the “NEA Affiliates”) on February 9, 2014. Consists of 8,989,766 shares beneficially held by the NEA Affiliates for which the NEA Affiliates share voting and dispositive power. The address of the principal business office of NEA 12, NEA Partners 12 and NEA 12 GP is New Enterprise Associates, 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093. The

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address of the principal business office of Baskett, Kolluri and Sandell is New Enterprise Associates, 2855 Sand Hill Road, Menlo Park, California 94025. The address of the principal business office of Barrett, Barris, Drant and Kerins is New Enterprise Associates, 5425 Wisconsin Avenue, Suite 800, Chevy Chase, Maryland 20815.

(2)	Based solely on the information reported in the Schedule 13G/A filed with the SEC by FMR LLC, Edward C. Johnson 3d and Abigail P. Johnson on February 13, 2015. Consists of 6,830,517 shares beneficially held by FMR LLC, Mr. Johnson and Ms. Johnson, 121,900 shares for which FMR LLC possesses sole voting power and 6,830,517 shares for which FMR LLC, Mr. Johnson and Ms. Johnson possess sole dispositive power. The principal address for FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(3)	Consists of (i) 6,550,009 shares of common stock held of record by Mr. Yates, (ii) 1,636,250 shares of common stock held of record by the Yates-Whitman 2013 Annuity Trust #1, (iii) 50,000 shares of common stock held of record by Ralph Aaron Yates, Dorit Strauss Yates and Daniel Joseph Yates, Trustees of the Ralph Aaron Yates and Dorit Strauss Yates Declaration of Trust Dated December 19, 1990, (iv) 49,000 shares of common stock held of record by Ivan Jellinek and Monica Jellinek, who have granted an irrevocable proxy to Mr. Yates, (v) 1,274 shares of common stock held of record by Pierre Poussard and Mary Winston Nicklin, who have granted an irrevocable proxy to Mr. Yates, and (vi) 829,468 shares of common stock subject to outstanding options that are exercisable within 60 days of December 31, 2014.
(4)	Consists of (i) 112,499 shares of common stock held of record by Mr. Kirsch, (ii) 62,500 shares of common stock held of record by The Jeremy E. Kirsch 2013 Five-Year Grantor Retained Annuity Trust, (iii) 62,500 shares of common stock held of record by The Jeremy E. Kirsch 2013 Three-Year Grantor Retained Annuity Trust and (iv) 781,166 shares of common stock subject to outstanding options that are exercisable within 60 days of December 31, 2014.
(5)	Consists of (i) 563,151 shares of common stock held of record by Mr. Kramer and (ii) 47,849 shares of common stock subject to outstanding options that are exercisable within 60 days of December 31, 2014.
(6)	Consists of (i) 4,445,209 shares of common stock held of record by Mr. Laskey, (ii) 1,054,078 shares of common stock held of record by Laskey-A Investment Trust, (iii) 845,922 shares of common stock held of record by Laskey-B Investment Trust, (iv) 20,000 shares of common stock held of record by Baruch Farbiarz and Elsa Farbiarz, who have granted an irrevocable proxy to Mr. Laskey, (v) 22,477 shares of common stock held of record by Adam Farbiarz, who has granted an irrevocable proxy to Mr. Laskey, (vi) 47,177 shares of common stock held of record by Jacob Laskey, who has granted an irrevocable proxy to Mr. Laskey, (vii) 33,334 shares of common stock held of record by Michael Farbiarz and Megan Lewis, who have granted an irrevocable proxy to Mr. Laskey, (viii) 50,000 shares of common stock held of record by Richard Laskey and Abbie Laskey, who have granted an irrevocable proxy to Mr. Laskey, and (ix) 576,214 shares of common stock subject to outstanding options that are exercisable within 60 days of December 31, 2014.
(7)	Consists of (i) 46,246 shares of common stock held of record by Mr. McLaughlin and (ii) 3,123 restricted stock units that will vest and be released within 60 days of December 31, 2014.
(8)	Consists of (i) 51,656 shares of common stock held of record by Mr. Nishar, (ii) 10,000 shares of common stock held of record by Nishar Family Trust dated October 8, 2008 and (iii) 3,078 restricted stock units that will vest and be released within 60 days of December 31, 2014.
(9)	Consists of (i) 7,112 shares of common stock held of record by Mr. Riechers, (ii) 58,000 shares of common stock subject to outstanding options that are exercisable within 60 days of December 31, 2014 and (iii) 3,348 restricted stock units that will vest and be released within 60 days of December 31, 2014.
(10)	Consists of (i) 126,936 shares of common stock held of record by Mr. Ryu and (ii) 3,468 restricted stock units that will vest and be released within 60 days of December 31, 2014.
(11)	Consists of (i) 15,847,330 shares of common stock held of record, (ii) 2,642,280 shares of common subject to outstanding options that are exercisable within 60 days of December 31, 2014 and (iii) 13,017 restricted stock units that will vest and be released within 60 days of December 31, 2014.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2014 regarding shares of common stock that may be issued under the our equity compensation plans, consisting of our 2014 Stock Incentive Plan and our 2007 Stock Plan. We do not have any non-stockholder approved equity compensation plans.

Plan Category	(a) Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)		(c) Number of Shares of Common Stock Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
Equity compensation plans approved by stockholders(1)	8,653,191	$4.40	(2)	4,880,342	(3)

_________________________

(1)	The number of shares available under our 2014 Stock Incentive Plan increases on January 1 of each year by up to 5% of the outstanding shares of common stock on the immediately preceding December 31.
(2)	The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding restricted stock units, which have no exercise price.
(3)	Includes 87,708 shares that were issued pursuant to restricted stock unit awards that were withheld for tax withholding purposes related to the vesting of such restricted stock units, which remain available for issuance pursuant to the terms of our 2014 Stock Incentive Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2014, other than four late filings for our directors and two late filings for our executives officers, all required reports were filed on a timely basis under Section 16(a).

Insider Trading Policy and Rule 10b5-1 Sales Plans

We have an insider trading policy that prohibits our officers, directors and certain other persons from engaging in, among other actions, short sales, hedging of stock ownership positions, and transactions involving derivative securities relating to the company’s common stock.

Our insider trading policy permits our officers, directors and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving the company.

As permitted by Rule 10b5-1 and our insider trading policy, some or all of our officers, directors and employees have established trading plans. We undertake no obligation to update or revise the information provided herein, including for revision or termination of an established trading plan.

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RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the transactions discussed below and the compensation agreements, equity compensation policies, grants of certain equity awards and other arrangements which are discussed above in “Compensation,” in 2014, there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party for which the amount involved exceeds or will exceed $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws will also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

Further, we have entered into indemnification agreements with each of our directors and executive officers that may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements will require us, among other things, to indemnify our directors and executive officers against liabilities that may arise by reason of their status or service. These indemnification agreements will also require us to advance all expenses incurred by the directors and executive officers in investigating or defending any such action, suit or proceeding. We believe that these agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

The limitation of liability and indemnification provisions that are included in our certificate of incorporation, bylaws and in indemnification agreements that we enter into with our directors and executive officers may discourage stockholders from bringing a lawsuit against our directors and executive officers for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and executive

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officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be harmed to the extent that we pay the costs of settlement and damage awards against directors and executive officers as required by these indemnification provisions. At present, we are not aware of any pending litigation or proceeding involving any person who is or was one of our directors, officers, employees or other agents or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

We have obtained insurance policies under which, subject to the limitations of the policies, coverage is provided to our directors and executive officers against loss arising from claims made by reason of breach of fiduciary duty or other wrongful acts as a director or executive officer, including claims relating to public securities matters, and to us with respect to payments that may be made by us to these directors and executive officers pursuant to our indemnification obligations or otherwise as a matter of law.

Certain of our non-employee directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors.

The underwriting agreement provides for indemnification by the underwriters of us and our officers, directors and employees for certain liabilities arising under the Securities Act or otherwise.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling our company pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Policies and Procedures for Related Party Transactions

The audit committee of our board of directors has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our audit committee charter provides that the audit committee shall review and approve or disapprove any related party transactions.

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TRANSACTION OF OTHER BUSINESS

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

ADDITIONAL INFORMATION

Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. The advance notice requirements for the Annual Meeting, which is the first annual meeting following the initial public offering of our common stock, are as follows: a stockholder’s notice shall be timely if delivered to our Corporate Secretary at the address set forth above not later than the close of business on the later of the 90th day prior to the scheduled date of the Annual Meeting or the 10th day following the day on which public announcement of the date of the Annual Meeting is first made or sent by us.

Our bylaws provide that, for nominations of persons for election to our board of directors or other proposals to be considered at an annual meeting of stockholders, a stockholder must give written notice to our Secretary at Opower, Inc., 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201, not later than the close of business 90 days, nor earlier than the close of business 120 days, prior to the first anniversary of the date of the preceding year’s annual meeting. Since our Annual Meeting is being held on May 27, 2015, stockholder proposals must be received by our Secretary at our principal executive offices no earlier than January 28, 2016 and no later than February 27, 2016, in order to be raised at our 2016 annual meeting of stockholders. However, the bylaws also provide that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and to serve as a director if elected and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by the stockholder proposing such business or its affiliates or associates (as defined in Rule 12b-2 promulgated under the Exchange Act) and certain additional information. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2016 annual meeting of stockholders, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 17, 2015. Such proposals must be delivered to our Secretary, c/o Opower, Inc., 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201.

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aNNUal mEETiNG Of sTOcKhOldERs Of OpOWER, iNc. may 27, 2015 NOTicE Of iNTERNET availaBiliTY Of pROXY maTERial: The Notice of Meeting, proxy statement and proxy card are available at http://investor.opower.com/proxy Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of three Class I directors: O Daniel Yates O Gene Riechers O Jon Sakoda 2. To ratify the appointment of PricewaterhouseCoopers LLP as Opower, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Note: The proxies are authorized to transact any other business that properly comes before the Annual Meeting (including adjournments, continuations and postponements thereof). FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOmiNEEs: ThE BOaRd Of diREcTORs REcOmmENds a vOTE "fOR" ThE ElEcTiON Of diREcTORs aNd "fOR" pROpOsal 2. plEasE siGN, daTE aNd RETURN pROmpTlY iN ThE ENclOsEd ENvElOpE. plEasE maRK YOUR vOTE iN BlUE OR BlacK iNK as shOWN hERE x Please detach along perforated line and mail in the ------------------ envelope provided. ---------------- 20330000000000000000 9 052715 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

0 ------------------ . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 OPOWER, INC. proxy for annual meeting of stockholders on may 27, 2015 solicited on Behalf of the Board of directors The undersigned hereby appoints Daniel Yates, Thomas Kramer and Donald Saelinger, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Opower, Inc., to be held on May 27, 2015 at 1:00 p.m. Eastern Time at Opower’s headquarters at 1515 N. Courthouse Road, 8th Floor, Arlington, VA 22201, and at any adjournments or postponements thereof, as follows: (continued and to be signed on the reverse side.) 1.1